UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to §240.14a-12

Destination Maternity Corporation
(Name of Registrant as Specified In Its Charter)

Nathan G. Miller Peter O’Malley Holly N. Alden Christopher B. Morgan Marla A. Ryan Anne-Charlotte Windal
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

On May 11, 2018, Nathan G. Miller and Peter O’Malley issued the following voting instructions to stockholders of Destination Maternity Corporation (the “Company”) who hold their shares in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, relating to voting at the 2018 annual meeting of stockholders of the Company:

Vote GOLD Today

Important!
VOTE ALL GOLD VOTING INSTRUCTION FORMS YOU RECEIVE
IF YOU HAVE MORE THAN ONE ACCOUNT YOU WILL NEED TO VOTE EACH ACCOUNT
THROW AWAY ANY WHITE VOTING INSTRUCTION FORMS YOU RECEIVE
VOTE ONLY THE GOLD VOTING INSTRUCTION FORM
VOTE ONLY FOR THE MILLER NOMINEES
DO NOT VOTE “AGAINST” OR “WITHHOLD” ON A COMPANY NOMINEE
VOTING ON THE WHITE VOTING INSTRUCTION FORM WILL VOID AN EARLIER VOTE FOR THE MILLER NOMINEES
IF YOU MISTAKENLY VOTED ON A WHITE VOTING INSTRUCTIONS FORM, YOU CAN STILL VOTE A GOLD VOTING INSTRUCTION FORM
ONLY THE LATEST DATED VOTE WILL COUNT
FOLLOW THE INSTRUCTIONS BELOW TO VOTE
Voting Instructions
Vote by Internet –Fastest and Easiest
1.	Locate your unique 16-digit control number. It is located in the box next to the arrow on the right-hand side of the form labeled GOLD Voting Instruction Form

2.	Then go to www.proxyvote.com

3.	Enter your 16-digit control number and click Submit to access the voting site

4.	Follow the instructions to vote GOLD
Vote by Phone
1.	Locate your unique 16-digit control number. It is located in the box next to the arrow on the right-hand side of your GOLD Voting Instruction Form

2.	Call 1-800-454-8683 (toll-free)

3.	Enter your 16-digit control number

4.	Follow the voice prompts to vote GOLD
Vote by Mail
1.	Please vote, sign and date the GOLD proxy card and return it in the postage paid envelope provided
Vote NOW – All electronic voting must be completed by 11:59 p.m., Eastern Time on May 22, 2018
If you have any questions on how to vote your shares, please contact our proxy solicitor:
MORROW SODALI LLC at (800) 662 – 5200 OR NGM@morrowsodali.com

On May 11, 2018, Nathan G. Miller and Peter O’Malley issued the following voting instructions to registered stockholders of Company relating to voting at the 2018 annual meeting of stockholders of the Company:

Vote GOLD Today

Important!
VOTE ALL GOLD PROXY CARDS YOU RECEIVE
IF YOU HAVE MORE THAN ONE ACCOUNT YOU WILL NEED TO VOTE EACH ACCOUNT
THROW AWAY ANY WHITE PROXY CARD YOU RECEIVE
VOTE ONLY THE GOLD PROXY CARD
VOTE ONLY FOR THE MILLER NOMINEES
DO NOT VOTE “AGAINST” OR “WITHHOLD” ON A COMPANY NOMINEE
VOTING ON THE WHITE CARD WILL VOID AN EARLIER VOTE FOR THE MILLER NOMINEES
IF YOU MISTAKENLY VOTED ON A WHITE CARD, YOU CAN STILL VOTE A GOLD PROXY CARD
ONLY THE LATEST DATED PROXY CARD WILL COUNT
FOLLOW THE INSTRUCTIONS BELOW TO VOTE

Voting Instructions
●	Vote by Internet –Fastest and Easiest

1.	Locate your unique 8-digit control number. It is located in the box on the reverse side of your GOLD proxy card

2.	Then go to www.proxyvoting.com/ngm

3.	Enter the unique 8-digit control number

4.	Follow the instructions to vote GOLD

●	Vote by Phone

1.	Locate your unique 8-digit control number. It is located in the box on the reverse side of your GOLD proxy card

2.	Call 1-877-550-3742

3.	Enter the unique 8-digit control number

4.	Follow the voice prompts to vote GOLD

●	Vote by Mail

1.	Please vote, sign and date the GOLD proxy card and return it in the postage paid envelope provided

Vote NOW – All electronic voting must be completed by 11:59 p.m., Eastern Time on May 22, 2018

If you have any questions on how to vote your shares, please contact our proxy solicitor:
MORROW SODALI LLC at (800) 662 – 5200 OR NGM@morrowsodali.com